INCOME TAX	6 Months Ended
Jun. 30, 2020
Income Taxes [Abstract]
INCOME TAX
NOTE 8 - INCOME TAX
Income tax benefit / (expense) is recognized based on the best estimate of the weighted average annual income tax rate expected for the full year. The tax rate applied at June 30, 2020 is impacted by non-recurring transactions and subject to country mix effect.
The assessment on net deferred tax assets was reviewed at June 30, 2020 using the same assumptions as the impairment tests in NOTE 13 - Property, Plant and Equipment, and considering changes in tax laws enacted during the six months ended June 30, 2020. This review did not change the assessment made at December 31, 2019.